


PHQ-9
Over the last 2 weeks, how often have you been bothered by the following problem?
Feeling tired or having little energy
Not at all
Several days


Beating The Worry Bug
If you feel under strain, find it difficult to relax, or anxious, listen to this informative and practical guide with strategies for instant relief, helping you 'beat the worry bug.'
00:04
25:13
NORMAL
1.25X SPEED
1.5X SPEED



QHSLAB

The Future of Healthcare is Here.

QHSLab.com *Stock Symbol: USAQ*

Forward-Looking Statements & Disclaimers

This presentation contains "forward-looking statements" as that term is defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations, or intentions regarding the future. These forward-looking statements generally can be identified by phrases such as QHSLab, Inc.. ("USAQ") or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates," or other words or phrases of similar importance.

Such forward-looking statements include, among other things, the development, costs, and results of new business opportunities. Actual results could differ from those projected in these forward-looking statements made as of this presentation date, and we assume no obligation to update any forward-looking statements. Our actual results may differ materially from those stated or implied in such forward-looking statements due to risks and uncertainties associated with our business, including the risk factors disclosed in our public filings. Although we believe that any beliefs, plans, expectations, and intentions in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations, or intentions will prove accurate. Investors should review all of the information set forth herein and in our filings with the Securities and Exchange Commission and understand the risk factors and the inherent uncertainties associated with new business opportunities and development stages. Any use of this information for any purpose other than in connection with the consideration of an investment in QHSLab, Inc.. may subject the user to criminal and civil liability.

This presentation does not constitute an offer to sell any securities or the solicitation of an offer to buy any securities.

CORE VALUES



QHSLAB
Health Questionnaire
Blood Sugar Monitoring
How to read blood sugar levels
Your past medical history

Value-Based

QHSLab provides the tools that enhance health care for patients while lowering costs to insurance providers and corporate America and allowing physicians to increase their practice revenues.

Patient Centered

Our products streamline the relationship between physicians and their patients, providing a high-quality experience for patients and increasing the value provided to them during care.

Time Saving

Physicians can maximize face-to-face office visits and non-face-to-face patient education while generating additional revenue through reimbursable preventative services.

Prevention Focused

Our products are designed to promote the prevention, early detection, management, and reversal of chronic diseases.

QHSLAB




PHQ-9
Over the last 2 weeks, how often have you been bothered by the following problem?
Feeling tired or having little energy
Not at all
Several days


Beating The Worry Bug
If you feel under strain, find it difficult to relax, or anxious, listen to this informative and practical guide with strategies for instant relief, helping you 'beat the worry bug.'
00:04
25:13
NORMAL
1.25X SPEED
1.5X SPEED



QHSLAB

Integrated Healthcare Technology Solutions

Our mission is to improve the quality of life for individuals and populations by utilizing physician-directed digital medicine, point-of-care solutions, and innovative preventive health technologies.

Our Goals:
1. Enhance patient outcomes.
2. Reduce unnecessary clinical workload.
3. Increase practice income through reimbursable services.

QHSLab, Inc. is a healthcare technology company that offers integrated solutions to non-specialty physicians. Our primary product, the AllergiEnd® system, streamlines allergy testing and treatment in primary care and non-allergist settings. Alongside AllergiEnd®, QHSLab, Inc. provides the QHSLab Digital Health Platform. This platform offers reimbursable assessments for today's most pressing health concerns and conditions, including mental health screenings, within primary care practices.

Independent primary care practitioners, who typically see around 20 patients per day, experience significant benefits from adopting AllergiEnd® and the QHSLab platform. With more than 50% of patients presenting with allergies and mental health concerns, the integrated approach can result in more effective and thorough treatment. QHSLab's commitment to transforming patient care through these integrated programs establishes new industry benchmarks and positively impacts patients' health, as shown in our latest data.


ASSESSMENT
Health Questionnaire
ASSESSMENT
IN PROGRESS
Allergy Baseline Assessment

QHSLAB

Addressable Market Size: $17.5B

A solo primary care doctor can expect to earn an additional $200,000 per year utilizing QHSLab products and services. For the average provider, this equates to an additional 25-35% of new income to become profitable and grow their practice. **QHSLab is projected to earn $40,000 to $75,000 per practice/provider for providing these new innovative mental health and allergy services.**

- Just under 50% or approximately 250,000 providers of all practicing primary care physicians are independent and not employed by health systems or hospitals.
- National reports indicate over 500 million healthcare patient encounters annually, and 52% of all physician office visits are in primary care.
- QHSLab focuses on independent medical practices and enables these front-line decision-makers to improve healthcare through innovative digital medicine tools.

Our Position


Over the last 2 weeks, how often have you been bothered by the following problem?
Feeling nervous, anxious or on edge
Not at all
Several days

Emerging SaaS Company

We specialize in medical device technology and SaaS, empowering independent practitioners with digital tools to proactively address mental health and chronic diseases while delivering preventive care to patients.

Sustainable Model

Our sustainable business model ensures a steady stream of recurring revenue for both the Company and its medical practitioner clients. This is made possible by serving a large and growing addressable market.

Well Timed

QHSLab, Inc. is strategically positioned to capitalize on industry growth drivers, such as the increased demand and acceptance of digital health and virtual care, especially in the post-COVID-19 pandemic landscape.

Organic Growth

We have a pipeline of organic growth opportunities that involve expanding our product portfolio and distribution channels. These opportunities have significant long-term potential and allow us to leverage QHSLab's cost structure effectively.

Company Milestones

01 — December 2019
Acquired Medical Practice Income, Inc. for 2.2M USAQ shares.

02 — June 2020
Introduced the QHSLab software platform to 159 medical practices on a freemium-use basis.

03 — November 2020
Commercial launch of Allergi*End*®

04 — June 2021
Asset Purchase of the Allergi*End*® method patent, trademark, and website for $1.6M in stock and promissory note

05 — August 2021
Capital infusion of $750,000 to grow sales, marketing, and product development pipeline.

06 — March 2022
The company generated $1.4M in revenue (52% gross margins) in 2021, its first full year of operations.

07 — April 2022
FINRA approved the Company name change to QHSLab, Inc.

08 — October 2022
The company launched its Integrated Service Program (ISP), combining Mental Health and Allergy Management.

09 — April 2024
The business model has been proven across a growing physician client base for the past 12 months.

QHSLAB

Operational Excellence


Reports
See All
Health Questionnaire
Completed on 01/10/21
VIEW
General Fitness & Wellness
Completed on 12/29/20
VIEW
PODCASTS
2 New
VIDEOS
Explore
ARTICLES
5 New

athenahealth

Growing Our Recurring Revenue Base

We are expanding our direct sales force to attract more medical practitioners and increase the adoption of our point-of-care and digital medicine services, ultimately growing our revenue per client metric. Additionally, we are exploring new distribution channels through management service organization (MSO) partnerships, independent physician associations (IPAs), and independent sales and distributor organizations. **Our integration with athenahealth enhances our capabilities further.**

Increasing Industry Visability

Our company presence continues to expand through university-sponsored medical conferences and webinars to introduce and educate healthcare professionals about QHSLab's technology and revenue opportunities.

Proven Success

Our point-of-care diagnostic tools, digital medicine solutions, and treatments that Primary Care Physicians (PCPs) are utilizing, prescribing, and receiving reimbursement are showing significant improvements in PHQ-9 and GAD-7 scores, demonstrating the impact of QHSLab assessments.

The Demand for Mental Healthcare

Adults with medical illnesses have a higher likelihood of experiencing depression. Similarly, individuals of all ages with depression are at an elevated risk of developing chronic illnesses. Chronic diseases impact more than 6 in 10 Americans and are the leading causes of death and disability and one of the drivers of the $4.1 trillion annual healthcare costs. **A patient's mental health is as vital as their pulse.**



LIVING WITH A CHRONIC ILLNESS



LIVING WITH 2+ CHRONIC ILLNESSES



LIVING WITH A MENTAL HEALTH ISSUE


70%

Want care from their PCP for their depressive symptoms.


69%

Want help with lifestyle factors such as physical activity, weight control, and stress management


75%

Want help to improve their sleep and strategies to get a better night sleep from their PCP


10:23
assessment.dev.qhslab.com
Your Health Habit Scores
Stress Management
Extremely high
Vegetable Consumption (servings)
2 Moderate Risk
Fruit Consumption (servings)
0 High Risk
Exercise
I do not exercise but I am physically active.
Tobacco Use
Never smoked or chewed.
Alcohol Consumption
I drink about one drink per day.
Your overall health habits assessment score is High Risk: You have one or more health habits that put you at high risk. Learn more about your high-risk health
DONE

QHSLAB

Product Overview


QHSLAB
Recommended For You
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Mastering Back Pain Part 1
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VIDEO
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Video Library

Download on the App Store

GET IT ON Google Play

QHSLab is an advanced, reimbursable software system for healthcare providers in non-face-to-face and point-of-care settings. It combines health risk assessments for some of the most common chronic conditions with care recommendations and patient resources based on medical guidelines. QHSLab engages patients directly, evaluates their current health conditions, and identifies high-risk lifestyle behaviors, leading to improved clinical outcomes and additional revenue for practitioners through reimbursable preventative services.

- **Comprehensive and Interactive Program:** QHSLab creates a comprehensive program for patients, tracking their progress through their medical provider's software and guidance.
- **Seamless Integration:** The system seamlessly integrates into existing physician and healthcare interventions.
- **User-Friendly:** Minimal IT involvement is required for assessment or patient program development, and complete training and customer support are available.
- **Proven Success:** QHSLab was successfully launched in South Florida. It is a cloud-based, scalable interactive portal that allows patients to respond to a customized questionnaire directed by their primary care provider. The questionnaire assesses the existence and risk of medical conditions such as allergies, mental health issues, chronic pain, etc.
- **Positive Financial Impact:** Current medical practice users of QHSLab are experiencing new reimbursements exceeding $10,000 per month per provider.

QHSLAB

Q-Scale Mental Health Assessment

According to recent data, approximately 75% of all medical office visits to various healthcare providers are linked to stress.

- The "Q" in the Q-Scale represents Quality of Life, and this scale measures a patient's responses to questions about their sleep, stress, anxiety, worry, pain, and overall life satisfaction. **Patients exhibiting high mental health risks during the same assessment are identified for further screening.**

The Q-Scale is a 10-item digital health questionnaire designed to measure psycho-emotional factors in patients at risk of mental health issues.

- Each item in the questionnaire offers five categorical response options, ranging from "none of the time" to "all of the time." If a patient's responses on the Q-Scale indicate a potential presence of mental health concerns, they are directed to the Kessler 6 questions within the assessment. These questions aim to identify the patient's risk of anxiety and depression, leading to further clinical evaluation. **Based on the responses gathered, patients are categorized as "at-risk" for mental health issues, including depression.** The treating physician receives a straightforward and easy-to-read report, alerting them to the need for more focused evaluation during their interaction with the patient.

This assessment provides immediate feedback to patients while allowing for substantial physician reimbursements.

- Patients receive a comprehensive, straightforward report presenting supportive self-management strategies to enhance their coping skills and overall well-being. The **Q-Scale aligns with CPT code 96136,** defined as "psychological or neuropsychological test administration/scoring by a physician or other qualified healthcare professional, involving two or more tests using any method."


9:41
qhslab.com
App Store
QHSLAB
Q-Scale
Welcome to the Quality-of-Life Q-Scale assessment. To begin select Get Started below.
Estimated Time to Complete
12 min
Cardiology Center of Dr. Acula, PhD
1765 Transylvania Lane
New York, NY 10028
James McPatient
DOB - 02/23/1988


PHQ-9
Over the last 2 weeks, how often have you been bothered by the following problem?
Feeling tired or having little energy
Not at all
Several days
Beating The Worry Bug
If you feel under strain, find it difficult to relax, or anxious, listen to this informative and practical guide with strategies for instant relief, helping you 'beat the worry bug'.
00:04
25:13

Current Reimbursable Screenings Include:
Mental Health Screen • Chronic Pain Assessment • Allergy Management • Asthma Control Test • Long-COVID Health • Obstructive Sleep Apnea and more



"QHSLab assessments have become a mandatory standard of care in my practice for mental health. These assessments help to remove the stigma surrounding mental health concerns while allowing me to address these issues faster and with better-integrated care while providing a new revenue stream for my practice."

Raul Vargas, M.D., Chief Medical Officer
We Care Family Physicians

Integrating Mental Health & Allergic Disease Management

- Allergies have a significant impact on mental health, especially in adults under 65 years of age and young patients, affecting work productivity, higher costs to society, and overall well-being.
- **Patients with allergies have a higher likelihood of presenting with depression and anxiety compared to those without allergies.**
- Patients with hay fever have a 1.6 times higher chance of developing depression and a 1.9 times higher chance of developing anxiety compared to non-hay fever sufferers.
- Timely recognition and diagnosis of allergy-associated mental health pathologies are crucial to improve patient outcomes and quality of life.
- Depression can make the treatment of allergies more challenging and costly, impacting patients' daily activities and burdening families and society.



EAR ALLERGY SYMPTOMS
Have you had any of the following ear symptoms in the past few months?
If you do not have any of these symptoms go to the next question.
Full, stuffed, or clogged
Painful
Ringing







AllergiEnd®

Our proprietary product line includes FDA-cleared diagnostic equipment and products, empowering primary care providers to diagnose and treat numerous common chronic allergies within their offices. Our allergen immunotherapy solutions allow physicians to desensitize positive allergic patients, addressing the root cause of allergies rather than just managing symptoms.

By utilizing our products, non-allergy specialist physicians can expand their practices and boost their revenues. Medicare, Medicaid, and private insurance companies universally accept our offerings.

AllergiEnd® System Highlights:

- **Innovative Skin Test Applicators:** The system includes patented, disposable, one-time-use skin test applicators and a unique test tray, simplifying the testing process.
- **Safe and Needle-Free:** AllergiEnd® offers a safe and needle-free skin test designed for primary care settings.
- **Rapid Results:** Test results are available within 15-20 minutes, enabling quick diagnosis.
- **AllergiEnd® Allergen Immunotherapies:** Pharmacy compounded preparations are provided by a contracted specialty pharmacy in response to prescriptions from treating physicians.
- **Multiple Administration Options:** Patients can undergo gradual exposure to allergens through subcutaneous injections in the doctor's office or convenient at-home sublingual oral drops.
- **Reduced Allergic Reactions:** Patients' reactions to allergens diminish over time, improving their condition and overall well-being.


B
A

AllergiQT™
QuickTest

Introducing the AllergiQT™ - Quick Test: This FDA-cleared skin test offers a time-efficient and simple way to detect environmental and food allergens. Designed for use in a primary care provider's office, it quickly tests for twenty of the most prevalent allergic and asthmatic triggers and symptoms.

Once an allergen is identified through the test, the physician can prescribe subcutaneous injections during follow-up office visits or sublingual immunotherapy drops for home-based treatment, empowering providers and patients with practical solutions for managing allergies.

Product Highlights:

- Designed for non-allergy specialists in primary care settings.
- The AllergiQT™ test is minimally-invasive and can be easily administered during an office visit. Two multiple-head applicators without needles are placed on the forearms of a patient during a routine physical examination.
- The twenty-allergen allergy skin test kit includes environmental and food plus environmental options.
- Within 15 minutes, if the patient has any reactions, the physician can quickly identify the allergen and offer a prescription remedy to begin treatment during the same office visit; there is no waiting for lab test results.
- AllergiQT™ results allow physicians to employ evidence-based plans to treat the cause of allergies instead of the symptoms by providing prescription medicines through its accredited specialty pharmacy.

This skin test targets the 20 most common allergen triggers in the United States.

Allergi*End*® Immunotherapy



- 100% of people are **exposed** to house dust mites (300+ million).
- At least half (150 million) are allergic showing that their immune system is actively fighting the exposure.
- In many, this leads to **allergy symptoms** (70-80 million) and in a few this directly causes **disease** (~30 million).
- Those people that have symptoms spend ~$16B per year on OTC medications and miss many days of work or school.
- Those that develop **allergic disease** require prescriptions for steroids, or biologics (which cost $40,000 to $80,000 per year.)
- Despite this enormous burden on quality of life caused by this domestic parasite, there is only one intervention that can **PREVENT** symptoms and disease, not just MASK the symptoms or control the disease. That is desensitization or immunotherapy with house dust mite antigens.


EXPOSURE
SENSITIZATION
SYMPTOMS
DISEASE
Biologics
Immunosuppression
Steroids
Leukotriene Antagonists
Beta Agonists
Antihistamines
Desensitization
The only therapy that PREVENTS progression of symptoms and disease.

Immunotherapy by the subcutaneous or sublingual route has been proven to effectively manage and treat patients with allergic conditions such as:

Allergic Asthma • Rhinitis • Rhino Conjunctivitis • Atopic Dermatitis

ADDRESSING ALLERGY AND MENTAL HEALTH


EAR ALLERGY SYMPTOMS
Have you had any of the following ear symptoms in the past few months?
If you do not have any of these symptoms go to the next question.
Full, stuffed, or clogged
Painful
Ringing

Enhanced Patient Care

Integrating allergy testing and treatment with mental health programs in primary care enables comprehensive patient care, improving outcomes and well-being by addressing both physical and mental health needs.

Streamlined Workflow

Integrated allergy testing and mental health evaluation tools in practices enhance efficiency by reducing referrals and ensuring a seamless patient journey from diagnosis to treatment.

New Revenue Stream

Integrating these services generates new revenue streams for primary care practices. By attracting more patients suffering from allergies and mental health concerns, offering integrated solutions enhances financial performance.

Patient Acquisition and Retention

Primary care practices that adopt integrated allergy testing and mental health programs are recognized as innovative leaders in healthcare, boosting reputation and attracting patients seeking comprehensive care.

QHSLAB

Highly-Profitable Business Model

Revenue Model Per Provider	Reimbursement Per Patient (Avg.)	QHSLab Income Per Service	# of Patients Per Month	Provider Income Per Month	QHSLab Income Per Month
Non-Face-To-Face Assessments	$85.00	$35.00	54	$4,590.00	$1,890.00
Point-of-Care Mental Health Assessments	$75.00	$20.00	90	$6,750.00	$1,800.00
Point of Care Allergy Tests	$350.00	$100.00	9	$3,150.00	$900.00
Allergy Treatment - Immunotherapy	$1,200.00	$450.00	3	$3,600.00	$1,350.00
TOTAL (Per Month)				***$18,090.00***	***$5,940.00***

Leveraging Our Strengths & Competitive Advantages

Product Profile

- **Proprietary product line** and **FDA-cleared** diagnostic equipment
- **Universally accepted** by Medicare, Medicaid and private insurance companies

Robust Technology Platform

- QHSLab Expert System **capable of handling large quantities** of data without compromising accuracy or precision; **highly scalable** for unlimited number of user sessions that can be activated at the same time

Attractive Business Model

- Enabling medical practitioners to keep patients under their care instead of referring them to specialists
- **Generating additional revenue without significant changes** to their existing practices.

Deep Applications and Industry Expertise

- New product development driven by **deep knowledge of customer requirements**

Seasoned Leadership and Advisory Team

- **Synergistic mix of industry experience:** comprehensive medical manufacturing and business development backgrounds

QHSLAB

Product Portfolio Favorably Aligned for Growth



Approximately 60 million Americans are affected by allergic disorders, with fewer than 3,000 practicing allergists in the U.S.

- According to estimates, the number of full-time-equivalent allergists/immunologists is forecasted to decline by about 7%.
- Demand for these physicians' services is projected to increase by 35%.
- Reimbursements to primary care physicians are on the decline.

Increasing Acceptance of Telemedicine by Physicians, Insurance Providers, Medicare, Medicaid, and Patients.

- COVID-19 has accelerated the recognition of virtual care and remote patient monitoring services.
- AMA February 2020 survey indicated that approximately 22% of physician responders have already used virtual care or remote patient monitoring, up from 12% in 2016. Nearly 31% of doctors say they intend to begin using virtual care or remote patient monitoring.

Aging Population with Rising Health Needs.

- Digital medicine tools support nutrition, fitness, physical activity, and issues about a patient's quality of life, such as sleep, worry, stress, and depression.

QHSLAB

Expanding Our Presence and Thought Leadership


A clinical perspective on the bidirectional relationship between mental & physical health
QHSLAB
PHYSICIAN SEMINAR
"Mens Sana In Corpore Sano":
A Clinical Perspective on The Bidirectional Relationship Between
Mental and Physical Health
vimeo


Hear from Your Peers Webinar Replay
QHSLAB
FROM THE PHYSICIAN
How the QHSLab Digital Medicine Tools
Transformed This Doctor's Practice
vimeo


Allergy Diagnostics &
Allergen Immunotherapy Workshop
Join the University of Miami's Miller School of Medicine Faculty and AllergiEnd® Medical Advisory Board Members for an online, live CME workshop that will combine instruction from expert board certified allergists and ENT specialists, as well as billing and compliance guidance for your practice.
EARN UP TO 10 CME HOURS* AND A CERTIFICATE OF COMPLETION
LIVE VIRTUAL CONFERENCE
Saturday, June 26, 2021
LESSONS DELIVERED BY LEADING ALLERGY EXPERTS
AAAPC
UHealth

Executive Leadership



TROY GROGAN, PRESIDENT AND CEO

Meet Troy Grogan, President and CEO of QHSLab. He brings a wealth of expertise as a medical device manufacturer and the founder of a successful workplace wellness company. He was formerly appointed by the Minister of Health to oversee one of Australia's largest health systems in Sydney. Troy's contributions extend further as he co-developed various University-affiliated continuing medical education programs, benefiting physicians and healthcare providers alike.



JESUS DAVILA, VP BUSINESS DEVELOPMENT

Jesus Davila leads strategic business development for QHSLab. With over 20 years of medical insurance and physician network expertise, Jesus has become a driving force in the industry. He played a pivotal role in the national development of a medical device manufacturer, guiding it from start-up to a remarkable milestone of over 500 family medicine recurring-revenue physician customers. Moreover, Jesus demonstrated his leadership skills by spearheading business development efforts for WellCare Health Plans, an esteemed Medicare sales organization.



JEREMY JACOB, CTO

Jeremy Jacob is QHSLab's Chief Technology Officer with software design and development expertise. With over two decades of experience, Jeremy has honed his technical expertise in crafting cutting-edge solutions centered around scalable cloud technology. He has an impressive track record of designing and launching innovative software products, such as personal finance management mobile apps, catering to users worldwide. Jeremy's talents extend to building a cloud-based asset management system, revolutionizing how businesses handle their valuable resources.



CINDI COLE, CONTROLLER

Cindy Cole is a finance professional with an impressive journey in the corporate world. As a Controller, she boasts over 25 years of invaluable corporate finance expertise, from small domestic companies to multinational corporations. Cindy's career began with Deloitte & Touche, where she honed her skills as an auditor. Later, she excelled as a public company controller, showcasing her proficiency in managing financial operations at the highest level.

Medical and Scientific Advisory Board



Syed A.A. Rizvi, Ph.D., MBA, MS
Syed A.A. Rizvi is an Assistant Professor of Pharmaceutical Sciences at Hampton University, holding a Ph.D., MBA, and MS. He has authored 167 peer-reviewed articles, including 105 journal publications, and serves on the editorial/expert boards of 77 different journals.



Alex Mirakian, MD
Alex Mirakian, MD, is an experienced and Board Certified Radiation Oncologist. With 18 years of expertise, he specializes in breast, genitourinary, lung, head and neck, skin, and GI cancers. Previously, he was a Fellow at the prestigious MD Anderson Cancer Center in Houston, TX.



Reza Yavari, MD
Dr. Yavari is a leader in endocrinology, diabetes, and metabolism. With board certification in these specialties, he has gained recognition as the founder of Beyond Care®, a preventive care and Yale-affiliated diabetes and obesity center, solidifying his position as a driving force in lifestyle management and wellness.



Frederic W. Pullen, II, MD
Dr. Pullen is a distinguished Professor of Otolaryngology at the University of Miami, Miller School of Medicine. Additionally, he is the visionary Founder of American Educational Designers, pioneering videotape teaching in medicine, and Allertemp, a provider of allergy services to physicians' offices across South Florida.



Marcos Sanchez-Gonzalez, MD, Ph.D.
Dr. Sanchez-Gonzalez boasts more than 15 years of exercise and cardiovascular physiology expertise. He has made significant contributions as a physiologist in developing biomedical devices for scientific research and medical applications while also serving as a Junior Investigator with the National Institutes of Health (NIH) Minority Programs.



Frank Lichtenberger, MD, Ph.D.
Dr. Lichtenberger is an expert, Board-Certified Internist, and Allergy Immunologist with a distinguished reputation as the top-ranked Allergy/Immunology practitioner for care complexity in North Carolina. His extensive expertise in managing Primary Immunodeficiency, Hereditary Angioedema, and Mast Cell Disorders makes him a leading authority in these specialized medical conditions.



Björn Herman, MD, FACS
Dr. Herman is the Assistant Professor of Otolaryngology at the University of Miami, Miller School of Medicine. He played a vital role in the development of the Department of Otolaryngology's allergy program and actively contributed to the establishment of the University's satellite clinics in Palm Beach County, FL.



Lauren Fine, MD
Dr. Fine is a Board-Certified Allergist and Immunologist providing exceptional care at the VA Center in Miami, Florida. Additionally, she serves as an Assistant Professor of Medical Education at the prestigious Kiran C. Patel School of Allopathic Medicine at Nova Southeastern University, contributing to the education and training of future medical professionals.



Juan Escobar, MD
Dr. Escobar is an internal medicine practitioner with over 25 years of clinical expertise and a strong interest in anti-aging medicine. He currently serves as the Medical Director at NeuroTechnology, where he focuses on utilizing innovative technology to enhance memory and capacity for achievement and foster a more balanced lifestyle for individuals.

KEY TAKEAWAYS


Over the last 2 weeks, how often have you been bothered by the following problem?
Feeling nervous, anxious or on edge
Not at all
Several days

Substantial Revenue

QHSLab's business model **generates substantial recurring revenue for the company itself and its medical practitioner clients.** This revenue comes from a large and continuously expanding addressable end market.

Positioned For Growth

We are **favorably aligned with industry growth drivers**, including the heightened need and acceptance of digital medicine and virtual care, particularly the current population mental health crisis following the COVID-19 pandemic.

Large Customer Base

We have an active pipeline of organic growth opportunities, including expanding product portfolio and distribution channels and significant long-term potential to leverage QHSLab cost structure.

Strong Leadership

We are led by a **highly energized and experienced management and medical advisory team** with a substantial runway of opportunity for shareholders.

QHSLAB

2023 FINANCIAL HIGHLIGHTS



2000000
1500000
1000000
500000
0
2022
2023

Total Revenue: *$1,408,995, marking a notable increase from $1,243,186 in 2022*



60
50
40
30
20
10
0
2022
2023

Improved Gross Margin: *Achieved a gross margin of 56.3% in 2023, up from 49.8% in 2022*



600000
500000
400000
300000
200000
100000
0
2022
2023

Significant Reduction in Net Loss:
Net operating loss reduced to $(240,158) in 2023 from $(560,539) in 2022

QHSLAB




PHQ-9
Over the last 2 weeks, how often have you been bothered by the following problem?
Feeling tired or having little energy
Not at all
Several days


Beating The Worry Bug
If you feel under strain, find it difficult to relax, or anxious, listen to this informative and practical guide with strategies for instant relief, helping you 'beat the worry bug.'
00:04
25:13
NORMAL
1.25X SPEED
1.5X SPEED



QHSLAB

General Inquiries
hello@qhslab.com

Investor Relations
ir@usaqcorp.com

QHSLab, Inc.
901 Northpoint Parkway Suite 302
West Palm Beach, FL 33407